UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):

April 25, 2018

Newmont Mining Corporation

(Exact name of registrant as specified in its charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-31240

(Commission File Number)

84-1611629

(I.R.S. Employer Identification No.)

6363 South Fiddlers Green Circle, Greenwood Village, CO  80111

(Address of principal executive offices) (zip code)

(303) 863-7414

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.07                                  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

On April 25, 2018, Newmont Mining Corporation, a Delaware Corporation (“Newmont” or the “Company”) held its 2018 Annual Meeting of Stockholders.  The following matters were voted upon at the Annual Meeting: (1) the election of Directors; (2) the advisory vote on the compensation of the Named Executive Officers; and (3) the ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for 2018.

All matters voted on at the Annual Meeting were approved. Abstentions are counted in tabulations of the votes cast on proposals presented to stockholders (except with respect to the Election of Directors, where abstentions are excluded).  The voting results were as follows:

Proposal #1 — Election of Directors

Name	Votes For	% of votes cast	Withheld Votes	% of votes cast	Abstentions	Broker Non- Votes
Gregory H. Boyce	376,666,473	99.80	758,950	0.20	1,751,793	33,060,359
Bruce R. Brook	377,311,469	99.88	442,743	0.12	1,423,004	33,060,359
J. Kofi Bucknor	376,678,855	99.77	870,629	0.23	1,627,732	33,060,359
Joseph A. Carrabba	355,891,907	98.64	4,897,834	1.36	18,387,475	33,060,359
Noreen Doyle	367,816,193	99.36	2,373,341	0.64	8,987,682	33,060,359
Gary J. Goldberg	377,250,265	99.86	541,439	0.14	1,385,512	33,060,359
Veronica M. Hagen	367,824,130	99.39	2,268,220	0.61	9,084,866	33,060,359
Sheri E. Hickok	378,032,401	99.83	632,222	0.17	512,593	33,060,359
René Médori	376,791,448	99.85	569,055	0.15	1,816,713	33,060,359
Jane Nelson	374,796,505	99.70	1,143,678	0.30	3,237,033	33,060,359
Julio M. Quintana	376,941,647	99.84	607,618	0.16	1,627,951	33,060,359
Molly P. Zhang	378,021,295	99.83	648,316	0.17	507,605	33,060,359

Proposal #2 — Advisory Vote on the Compensation of the Named Executive Officers

		% of votes cast on the Proposal
Votes For	358,032,597	94.43
Votes Against	20,295,903	5.35
Abstentions	848,716	0.22
Broker Non-Votes	33,060,359	—

Proposal #3 - Ratification of Independent Registered Public Accounting Firm

		% of votes cast at the Annual Meeting
Votes For	410,039,349	99.47
Votes Against	1,377,116	0.33
Abstentions	821,110	0.20

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

	By:	/s/ Logan Hennessey
	Name:	Logan Hennessey
	Title:	Vice President, Associate General Counsel and Corporate Secretary

Dated: April 27, 2018